UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2007

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices, including zip code)

                            (415) 421-7900

(Registrant’s telephone number, including area code)

                                                 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On May 16, 2007, the Board of Directors amended and restated the Company’s bylaws (the “Amended and Restated Bylaws”). The amendments to Sections 2.7(a) and 2.8 provide that some or all of any or all classes of series of stock of the Company may be represented by uncertificated shares. The Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

3.1	Amended and Restated Bylaws of Williams-Sonoma, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: May 22, 2007	By:	/s/ Sharon L. McCollam
Sharon L. McCollam
Executive Vice President,
Chief Operating and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Williams-Sonoma, Inc.

4